U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): January 1, 2004

AIRTRAX, INC.

(Name of Small Business Issuer in its charter)

New Jersey                                                    0-25791                              22-3506376

(State of                                                       (Commission                         (I.R.S. Employer

Incorporation)                                                File Number)                        I.D. Number)

870B Central Avenue, Hammonton, New Jersey             08037

(Address of principal executive offices)                        (Zip Code)

Registrant’s telephone number: 609-567-7800.

Item 6. Resignation of Registrant's Directors.

On January 1, 2004, John Watt, Jr. resigned as a director Registrant. No disagreement exists between the former director and with the registrant on any matter relating to the registrant's operations, policies or practices.

Item 7. Exhibits.

    Exhibit Number                Description

        17.1                  Resignation letter of John Watt, Jr.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airtrax, Inc.

                                       January 9, 2004

/s/ Peter Amico

Peter Amico

President